Restructuring Charge	9 Months Ended
Sep. 30, 2018
Restructuring and Related Activities [Abstract]
Restructuring Charge
Restructuring Charge

During the three and nine months ended September 30, 2018, the Partnership recognized restructuring charges of $1.9 million mainly relating to severance costs from crew reduction on the Petrojarl Varg FPSO, which is currently in lay-up.
During the three and nine months ended September 30, 2017, the Partnership recognized restructuring charges of $2.9 million and $3.3 million, respectively, mainly relating to severance costs from the termination of the charter contract for the Arendal Spririt UMS and the resulting decommissioning of the unit.
As of September 30, 2018 and December 31, 2017, restructuring liabilities of $1.9 million and $0.4 million, respectively, were recognized in accrued liabilities on the consolidated balance sheet.